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                                                                       EXHIBIT A

                     IN THE UNITED STATES DISTRICT COURT

                          FOR THE DISTRICT OF IDAHO



PACIFIC RIVERS COUNCIL, and THE       )
WILDERNESS SOCIETY,                   )
                                      )
                 Plaintiffs,          )      CIVIL NO. 94-0159-S-DAE
                                      )
       v.                             )
                                      )
JACK WARD THOMAS, in his official     )
capacity as Chief of the United       )
States Forest Service; and            )
UNITED STATES FOREST SERVICE,         )
                                      )
                 Defendants           )
                                      )
        and                           )
                                      )
INTERMOUNTAIN FOREST INDUSTRY         )
ASSOCIATION; SHEARER LUMBER           )
PRODUCTS; BOISE CASCADE COMPANY,      )
ASSOCIATED LOGGING CONTRACTORS,       )
HECLA MINING COMPANY; MERIDIAN        )
GOLD COMPANY; AND THOMPSON CREEK      )
MINING COMPANY,                       )
                                      )
          Defendant-Intervenors.      )
______________________________________)


                         ORDER DISSOLVING INJUNCTION

        On January 12, 1995, this court issued its Order Granting Injunctive Relief in this matter. Based upon unambiguous Ninth Circuit precedent, this court found that the failure of the National Forest Service to timely complete formal consultation with the National Marine Fisheries Service compelled the order enjoining all ongoing as well as proposed construction, timber, grazing and mining activities in the Boise, Challis, Nez Perce, Payette, Salmon and Sawtooth National Forests in the State of Idaho. Pacific Rivers Council v. Thomas, 30 F.3d 1050 (9th Cir. 1994), see also
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Opinion of Judge Malcom F. Marsh entered October 20, 1994 (granting a similar injunction concerning national forests in Oregon) (attached to Plaintiffs' Notice of Supplemental Authority), filed October 26, 1994). This court tailored the injunction to remain in effect only "until formal consultation on the LRMPs [Land and Resource Management Plans] is completed." January 12, 1995 Order at 15. Because of the economic impact on the affected communities in Idaho, this court stayed the effect of the injunction until March 15, 1995 to allow the National Forest Service an opportunity to seek review of this court's order and to allow the National Marine Fisheries Service and the National Forest Service an opportunity to expedite their consultation.

                 On March 1, 1995, the National Marine Fisheries Service issued its formal Biological Opinion, marking the completion of the formal consultation process. 50 C.F.R. Section 420.14 ("[f]ormal consultation is terminated with the issuance of the biological opinion"). The court notes the salutary effect the January 12, 1995 injunction had upon the consultation process.
                 The Biological Opinion finds that certain activities permitted under the current Land and Resource Management Plans for the National Forests are likely to jeopardize the endangered species and adversely modify their critical habitat. Under the Endangered Species Act (the "Act") and applicable regulations, the National Forest Service must now "determine whether and in what manner to proceed with the action in light of its section 7 obligations and the Service's biological opinion." 50 C.F.R. Section 402.15(a); 16





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U.S.C. 1531 et seq.

        While the National Forest Service therefore faces continuing and serious obligations under the Endangered Species Act, it was the failure to initiate and then to expeditiously complete formal consultation that compelled the enjoining of all activities in the National Forests in question. Because consultation is now complete, in the interests of justice the injunction should now be dissolved. Pending further order of this court, the National Forest Service may proceed with activities not in conflict with its obligations under the Act.
        For the foregoing reasons, the court hereby DISSOLVES the injunction issued January 12, 1995.

        IT IS SO ORDERED.

        DATED this 8 day of March, 1995.


                                                    /s/ David Alan Ezra
                                                    ----------------------------
                                                           DAVID ALAN EZRA
                                                    UNITED STATES DISTRICT JUDGE


Pacific Rivers Council, et al. vs. Jack Ward Thomas, et al.,
Civil No. 94-0159-S-DAE; ORDER DISSOLVING INJUNCTION





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